EXHIBIT 10.13
                              EMPLOYMENT AGREEMENT

     This  EMPLOYMENT  AGREEMENT  (the "Agreement") is made this 1st day of July
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2002,  by  and  between  INTEGRAL TECHNOLOGIES, INC., a Nevada corporation, with
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principal  executive  offices located at 805 West Orchard Drive, #3, Bellingham,
Washington 98225 (the "Company"), and WILLIAM S. ROBINSON, an individual residing at 5843 Olympic Ave, Vancouver, B.C., Canada (the "Executive").

                                    RECITALS

     WHEREAS,  the  parties  have  entered  into  an  Employment Agreement dated
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January 2, 2001.
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     WHEREAS,  the  parties desire that this Agreement replace and supercede all prior agreements between the Executive and the Company related to the subject matter herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and representations and warranties of each other contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the Executive and the Company agree as follows:


                                    ARTICLE I
                                   EMPLOYMENT

     The Company hereby employs the Executive; and the Executive hereby accepts such employment and agrees to serve as an employee and Director of the Company, subject to and upon the terms and conditions set forth in this Agreement.


                                   ARTICLE II
                                TITLE AND DUTIES

     (A) During the term of employment with the Company, and subject to the direction of the Board of Directors, the Executive shall perform duties and functions consistent with his employment hereunder as an officer and director of the Company in the capacity of President, Secretary and Chief Financial Officer, as further defined in the Company's bylaws. The Executive shall also perform duties and functions consistent with his employment hereunder as an officer and director of each subsidiary of the Company.

     (B) The Executive agrees to devote his best efforts to the performance of his duties for the Company; to render his services to any joint venture, subsidiary or affiliated business of the Company; to participate in establishing the direction of the Company's business; and to promote the Company's relationships with its employees, customers and others in the business and financial communities.


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                                   ARTICLE III
                                  COMPENSATION

     (A)     The  Company  shall  pay to the Executive $170,000 per year for all
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services to be rendered pursuant to the terms of this Agreement.  Such salary is payable in accordance with the Company's normal payroll procedures. The Board of Directors may increase the Executive's salary from time to time in its discretion.

     (B)     The  Company  shall  grant the Executive options to acquire 415,000
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shares  of  the  Company's common stock at an exercise price of $1.00 per share.
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These  options shall be granted pursuant to the Integral Technologies, Inc. 2001
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Stock  Plan.  These  options  shall  be  fully vested on July 1, 2002 and may be
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exercised  in  whole  or in part at any time after January 1, 2003.  All options
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shall  expire  the  earlier  of  December  31,  2005,  or one year following the termination of employment with the Company. The following terms and conditions apply to the options: (i) both the number of options and the exercise price are subject to appropriate adjustments in the event of any stock split, stock dividend or other change in capital structure affecting the Company's common stock, (ii) the options and the shares of common stock issuable upon exercise of the options are subject to restrictions on transfer, as required by applicable federal and state securities laws; (iii) options which have not vested on or before the date of termination of the Executive's employment shall terminate on such date, and (iv) notwithstanding the expiration date, all vested options must be exercised within the earlier of the expiration date of the options or one year after termination of the Executive's employment. The Executive acknowledges that as long as he remains an executive officer of the Company, he shall be deemed an "affiliate" and/or a "control person" for purposes of reporting and compliance under the rules and regulations of the Securities and Exchange Commission.

     (C) The Executive shall be eligible to receive bonuses, based on the extent the Executive achieves certain goals and objectives, to be determined by mutual agreement between the Executive and the Board of Directors.

     (D) The Board of Directors may at its discretion from time to time grant to the Executive additional options to purchase shares of common stock of the Company.


                                   ARTICLE IV
                         WORKING CONDITIONS AND BENEFITS

     (A) The Executive shall be entitled to paid vacations during each year of his employment with the Company in accordance with Company practice in that year. The Executive shall also be entitled to leave for illness or temporary disability, subject to the terms of Article VII(B), which may be paid or unpaid, in accordance with the policies of the Company in effect at that time.

     (B) The Executive is authorized to incur reasonable and necessary expenses for promoting the business of the Company, including authorized expenses for entertainment, travel and similar items. The Company shall reimburse the Executive in accordance with the policies of the Company in effect from time to time for all such expenses, upon presentation by the Executive of an itemized account of such authorized expenditures.


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     (C)     The  Executive  shall  be  employed by the Company at its executive offices in Bellingham, Washington. The Executive shall travel on the Company's behalf to the extent reasonable and necessary and be reimbursed for such travel.

     (D) The Company shall provide to the Executive, to the full extent provided for under the laws of the Company's state of incorporation and the Company's bylaws, indemnification for any claim or lawsuit which may be threatened, asserted or commenced against the Executive by reason of the fact that he is or was a director, officer, employee or other agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, or other enterprise or employee benefit plan, provided that indemnification shall not be provided in violation of applicable law. The Company shall also provide the Executive with mandatory advancement of expenses upon receipt by the Company of Executive's written undertaking to repay any such amount advanced if he is ultimately found not to be entitled to indemnification under applicable law.


                                    ARTICLE V
                                 OTHER BENEFITS

     (A) During the term hereof, the Executive shall be entitled to receive such of the following other benefits of employment available to other members of the Company's senior executive management: major medical health benefits, life insurance benefits, pension, profit sharing and income protection or disability plans, in each instance, consistent with the Executive's position.

     (B) The Executive shall be entitled to receive an automobile allowance up to $1000 per month.


                                   ARTICLE VI
                                      TERM

     The  term  of this Agreement shall commence as of July 1, 2002 and continue
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until  June  30, 2004, unless this Agreement is terminated pursuant to the terms
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hereof.


                                   ARTICLE VII
                                   TERMINATION

     (A) The Executive may voluntarily terminate this Agreement at any time upon written notice to the Company. The Executive shall provide at least one month advance notice to the Company of his election to voluntarily terminate this Agreement.

     (B) The Company may terminate this Agreement upon written notice to the Executive if the Executive becomes disabled or suffers an illness and as a result of such disability or illness is substantially unable to perform the Executive's duties hereunder for a period of three (3) consecutive months or an aggregate of ninety (90) working days over a consecutive twelve (12) month period; such notice shall be forwarded to the Executive by the Company upon and after a resolution of the Company's Board of Directors authorizing such notification. In the event of the Executive's death, this Agreement shall terminate upon the date of death.


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     (C)     The  Company  may  terminate  this Agreement for cause upon written notice from the Company to the Executive if the Executive has materially violated the terms of this Agreement or committed acts of misconduct or willfully fails to carry out the policies of the Company's Board of Directors or commits acts which have a material adverse affect on the business of the Company. Such notice shall be forwarded to the Executive by the Company upon and after a resolution of the Company's Board of Directors authorizing such notification.

     (D) In the event that the Company terminates the employment of the Executive without cause, then the Executive shall be entitled to severance pay equal to twelve (12) month's base salary based on the base salary then in effect at the termination date. Such severance pay shall be made in one lump sum or in monthly installments on the first day of each month at the option of the Company. In addition, the Executive shall be entitled to any prior unpaid salary and unreimbursed expenses. In addition, any and all options to purchase Company's stock held by the Executive, but not yet vested, shall immediately vest. The payments contemplated in this paragraph shall completely relieve the Company of any liability to the Executive for any compensation that would have otherwise been payable to the Executive under the terms of this Agreement.


                                  ARTICLE VIII
                       CONFIDENTIALITY AND NON-COMPETITION

     (A) All Company trade secrets, proprietary information, software, software codes, advertising, sales, marketing and other materials or articles of information, including without limitation customer and supplier lists, data processing reports, customer sales analyses, invoices, price lists or information, samples, or any other materials or data of any kind furnished to the Executive by the Company or developed by the Executive on behalf of the Company or at the Company's direction or for the Company's use or otherwise in connection with the Executive's employment hereunder, are and shall remain the sole and confidential property of the Company; if the Company requests the return of such materials at any time during or after the termination of the Executive's employment, the Executive shall immediately deliver the same to the Company.

     (B) During the term of this Agreement and for a period in which any severance payments are made, the Executive shall not, directly or indirectly, either individually or as owner, partner, agent, employee, consultant or otherwise, except for the account of and on behalf of the Company or its affiliates, engage in any activity competitive with the business of the Company or its affiliates, nor shall he, in competition with the Company or its affiliates, solicit or otherwise attempt to establish for himself or any other person, firm or entity, any business relationships with any person, firm or corporation, which was, at any time during the term of this Agreement, a customer or employee of the Company or one of its affiliates.

     (C) During the term of this Agreement and at all times thereafter, the Executive shall not use for personal benefit, or disclose, communicate or divulge to, or use for the direct or indirect benefit of any person, firm, association or entity other than the Company, any material referred to in paragraph (A) above or any information regarding the business methods, business policies, procedures, techniques, research or development projects or results,


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trade  secrets, or other knowledge or processes used or developed by the Company or any names and addresses of customers or clients or any other confidential information relating to or dealing with the business operations or activities of the Company, made known to the Executive or learned or acquired by the Executive while in the employ of the Company.


                                   ARTICLE IX
                                  SEVERABILITY

     If any provision of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall remain in full force and effect in all other circumstances.


                                    ARTICLE X
                                   ARBITRATION

     Any controversy, claim or dispute arising out of the terms of this Agreement, or the breach thereof, shall be settled by arbitration in the State of Washington and the award rendered thereon shall be final, binding and conclusive as to all parties and may be entered in any court of competent jurisdiction.


                                   ARTICLE XI
                                     NOTICE

     Any notice, request, demand or other communication provided for by this Agreement shall be sufficient if in writing and if delivered in person or sent by registered or certified mail to the Executive at the last resident address he has filed in writing with the Company or, in the case of the Company, at its principal executive offices.


                                   ARTICLE XII
                                     BENEFIT

     This Agreement shall inure to, and shall be binding upon, the parties hereto, the successors and assigns of the Company and the heirs and personal representatives of the Executive.


                                  ARTICLE XIII
                                     WAIVER

     The waiver of either party of any breach or violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.


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                                   ARTICLE XIV
                                  GOVERNING LAW

     This Agreement has been negotiated and executed in the State of Washington and the laws of the State of Washington (except its provisions governing the choice of law) shall govern its construction and validity.


                                   ARTICLE XV
                                ENTIRE AGREEMENT

     This Agreement contains the entire Agreement between the parties hereto; no change, addition or amendment shall be made hereto except by written agreement signed by the parties hereto. This Agreement supersedes all prior Agreements and understandings between the Executive and the Company.


                                   ARTICLE XVI
                      COUNTERPARTS AND FACSIMILE SIGNATURES

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



                                           EXECUTIVE:


                                           /s/  William S. Robinson
                                           ---------------------------------
                                           William S. Robinson


                                           COMPANY:

                                           INTEGRAL TECHNOLOGIES, INC.


                                           By:    /s/  William A. Ince
                                              ------------------------------
                                           William A. Ince


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